Exhibit 10.1

                         CASS INFORMATION SYSTEMS, INC.

                      Director'S Indemnification Agreement

      This Director's Indemnification Agreement is entered into by and between Cass Information Systems, Inc., a Missouri corporation ("Corporation") and ____________________ ("Indemnitee"), a member of the Board of Director of the Corporation, as of this 15th day of April, 2003.

                                   WITNESSETH:

      WHEREAS, it is essential to the success of the Corporation to retain and attract highly competent people as Directors, and such people have become more reluctant to serve as directors or in other capacities unless they are provided with adequate protection through insurance and/or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the Corporation; and

      WHEREAS, the uncertainties relating to Directors' liability insurance and indemnification have increased the difficulty of attracting and retaining such highly competent Directors; and

      WHEREAS, the Corporation has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Corporation's stockholders and that the Corporation should act to assure such Directors that there will be increased certainty of such protection in the future; and

      WHEREAS, it is reasonable, prudent and necessary for the Corporation to contractually obligate itself to indemnify, and to advance expenses on behalf of, such Directors to the fullest extent permitted by applicable law so that they will serve or continue to serve the Corporation free from undue concern that they will not be so indemnified; and

      WHEREAS, this Agreement is a supplement to and in furtherance of the Articles of Incorporation and Bylaws of the Corporation and any resolutions adopted pursuant thereto, and shall not be deemed a substitution therefor, nor to diminish or abrogate any rights of Indemnitee thereunder.

      NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein and the Indemnitee's continued service as a Director of the Corporation, the Corporation and Indemnitee do hereby agree as follows:

      1. Agreement to Serve. Indemnitee agrees to continue to serve as a Director of the Corporation for so long as he or she is duly elected or appointed or until such time as he or she tenders his or her resignation in writing.

      2. Definitions. As used in this Agreement:

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            (a) The term "Proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Indemnitee (i) is or was a Director of the Corporation (or any predecessor or subsidiary of the Corporation), or (ii) is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

            (b) The term "Expenses" shall mean expenses (including attorneys' fees and amounts paid in settlement by Indemnitee) which are actually and reasonably incurred by Indemnitee in connection with a Proceeding against Indemnitee; provided, however, the term "Expenses" shall not include amounts of judgments, fines, or penalties assessed against Indemnitee or incurred in relation thereto.

            (c) The term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Corporation" shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

      3. Indemnity in Third-Party Proceedings. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 3, against all Expenses, judgments, fines, and penalties actually and reasonably incurred by Indemnitee in connection with the defense or settlement of any Proceeding against Indemnitee, other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor against Indemnitee, but only if Indemnitee acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any such Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption that Indemnitee did not act in good faith in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation; and, with respect to any criminal proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

      4. Indemnity in Proceedings By or In the Right of the Corporation. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph 4, against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of any Proceeding by or in the right of the Corporation to procure a judgment in its favor against Indemnitee by reason of the fact that Indemnitee (i) is or was a Director of the Corporation, or (ii) is or was serving at the request of the Corporation as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise while a Director of the Corporation, but only if Indemnitee acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification for Expenses shall be made under this Paragraph in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation for negligence or misconduct in the performance of his or her duty to the Corporation, unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses which such court shall deem proper.


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      5. Indemnification of Expenses of Successful Party. Notwithstanding any
other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, in defense of any Proceeding against Indemnitee, or in defense of any claim, issue, or matter therein, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee in connection therewith.

      6. Advances of Expenses. At the written request of Indemnitee, the Expenses incurred by Indemnitee in any Proceeding against Indemnitee shall be paid by the Corporation in advance of the final disposition of such Proceeding; provided, however, that Indemnitee hereby agrees to promptly repay such amount to the Corporation to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification. If the Corporation makes an advance of expenses pursuant to this Paragraph 6, the Corporation shall be subrogated to every right of recovery Indemnitee may have against any insurance carrier from whom the Corporation has purchased insurance for such purpose.

      7. Right of Indemnitee to Indemnification Upon Application; Procedure Upon Application.

            (a) Any indemnification under Paragraphs 3 and 4 or advance under Paragraph 6, unless ordered by a court, shall be paid no later than 45 days after receipt of the written request of Indemnitee, unless a determination is made within said 45-day period by (i) the Board of Directors, (ii) independent legal counsel in a written opinion, or (iii) the shareholders of the Corporation that indemnification of the Director is not proper in the circumstances because he has not met the applicable standard of conduct set forth in the foregoing Paragraphs. Any such determination shall be made by the Board of Directors by a majority vote of a quorum of the Directors who were not parties to the Proceeding, or if such a quorum is not obtainable, a quorum of disinterested Directors; or by written opinion of independent legal counsel, selected by the majority vote of a quorum of the Directors who were not parties to the Proceeding, or if such a quorum is not obtainable, a quorum of disinterested Directors; or by the shareholders.

            (b) The right to indemnification or advancement of Expenses as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Corporation. Neither the failure of the Corporation, including its Board of Directors or independent legal counsel or shareholders, to have made a determination prior to the commencement of such action that Indemnitee has met the applicable standard of conduct nor an actual determination by the Corporation, including its Board of Directors or independent legal counsel or shareholders, that Indemnitee has not met such standard shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's Expenses actually and reasonably incurred in connection with successfully establishing his or her right to indemnification or advances, in whole or in part, shall also be indemnified by the Corporation.


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

            (c) With respect to any Proceeding for which indemnification is requested, the Corporation will be entitled to participate therein at its own expense and, except as otherwise provided below, the Corporation may assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense of a Proceeding, the Corporation will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than as provided below. The Corporation shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Indemnitee shall have the right to employ counsel in any Proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense of the Proceeding shall be at the expense of Indemnitee, unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation; (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of a Proceeding; or
(iii) the Corporation shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses of Indemnitee's counsel shall be advanced by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to assume the defense of any Proceeding brought by or in the right of the Corporation.

      8. Limitation on Indemnification. No payment pursuant to this Agreement shall be made by the Corporation:

            (a) if such payments are prohibited by any applicable bank or bank holding company law or regulation;

            (b) to indemnify or advance funds to Indemnitee for Expenses with respect to Proceedings initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement; provided, however, such indemnification or advancement of Expenses may be provided by the Corporation in specific cases if the Board of Directors by a majority vote of a quorum of the Directors who were not parties to the Proceeding, or if such quorum is not obtainable, a quorum of disinterested Directors, finds it to be appropriate;

            (c) to indemnify Indemnitee for any Expenses, judgments, fines, or penalties sustained in any Proceeding for which payment is actually made to Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

            (d) to indemnify Indemnitee for any Expenses, judgments, fines or penalties resulting from Indemnitee's conduct which is finally adjudged to have been fraudulent, deliberately dishonest or willful misconduct; or


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

            (e) if a court of competent jurisdiction finally determines that such payment hereunder is unlawful.

      9. Indemnification Hereunder Not Exclusive. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Articles of Agreement or the Bylaws of the Corporation, any agreement, any vote of shareholders or disinterested Directors, the laws of the State of Missouri, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. The indemnification provided by this Agreement shall continue as to Indemnitee even though he or she may have ceased to be a Director and shall inure to the benefit of the heirs, executors and administrators of Indemnitee.

      10. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for a portion of the Expenses, judgments, fines, or penalties actually and reasonably incurred by him or her in any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines, or penalties to which Indemnitee is entitled.

      11. Maintenance of Liability Insurance.

            (a) The Corporation hereby covenants and agrees that, as long as Indemnitee continues to serve as a Director of the Corporation, and thereafter as long as Indemnitee may be subject to any Proceeding, the Corporation, subject to subsection (c) below, shall maintain in full force and effect Directors' and Officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

            (b) In all D&O Insurance policies, Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Corporation's Directors and Officers.

            (c) Notwithstanding the foregoing, the Corporation shall have no obligation to obtain or maintain D&O Insurance if the Corporation determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or Indemnitee is covered by similar insurance maintained by a subsidiary of the Corporation.

      12. Savings Clause. If this Agreement or any portion hereof is invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify Indemnitee to the extent permitted by any applicable portion of this Agreement that has not been invalidated or by any other applicable law.

      13. Notice. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any Proceeding for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to:


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

                           Cass Information Systems, Inc.
                           Attn: Chairman of the Board
                           13001 Hollenberg Drive
                           Bridgeton, Missouri 63044

      (or such other address as the Corporation shall designate in writing to Indemnitee). Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

      14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be deemed to constitute one and the same instrument.

      15. Applicable Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of Missouri without regard to its laws governing conflicts of laws.

      16. Successors and Assigns. This Agreement shall be binding upon the Corporation and its successors and assigns, and shall inure to the benefit of Indemnitee and his or her heirs, executors or administrators.

      17. Amendments. No amendment, waiver, modification, termination, or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto. The indemnification rights afforded to Indemnitee hereby are contract rights and may not be diminished, eliminated, or otherwise affected by amendments to the Articles of Incorporation or By-Laws of the Corporation or by other agreements.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

Cass Information Systems, Inc.
                                              __________________________________
"Corporation"                                 "Indemnitee"

By:_________________________________
Name:_______________________________          __________________________________
Title:______________________________          Signature


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